Other long-term liabilities (Details) - USD ($) $ in Thousands		Dec. 31, 2014	Dec. 31, 2013
Severance indemnity (a)	[1]	$ 1,519	$ 1,547
Contingent consideration payable related to AFV acquisition (b)	[2]	1,240	878
Derivative Liability (note 13a)		86	0
Deferred lease inducements		0	16
Other Liabilities		2,845	2,441
Current portion (included in accounts payable and accrued liabilities, other payables)		(1,240)	0
Other Liabilities, Noncurrent, Total		$ 1,605	$ 2,441

[1]	Italian law requires companies to make a mandatory termination payment to employees. It is paid, as a lump sum, when the employment ends for any reason such as retirement, resignation or layoff. The severance indemnity liability is calculated in accordance with local civil and labour laws based on each employee’s length of service, employment category and remuneration. There is no vesting period or funding requirement associated with the liability. The liability recorded in the consolidated balance sheet is the amount that the employee would be entitled to if the employee terminates immediately. This liability for severance indemnities relates primarily to the Company’s employees in Italy.
[2]	The total purchase price to acquire AFV also includes earn-out payments payable in the Company’s shares and tied to revenue and production milestones to be achieved no later than December 31, 2014. This contingent consideration has a fair value of $407 as at December 31, 2014 (December 31, 2013 - $427).The Company recorded compensation expense relating to two employees of AFV who receive earn-out payments in the Company’s shares that are tied to revenue and production milestones to be achieved no later than December 31, 2014 and contingent upon continuing employments. This contingent consideration has a fair value of $823 as at December 31, 2014 (December 31, 2013 - $451).Subsequent to year end 325,073 shares were issued to the two employees of AFV at $4.51CDN per share.